SENIOR SECURED DEBENTURE
                                                            Roseland, New Jersey

Principal Amount: $1,700,000                               Dated: March 15, 2007

      FOR VALUE RECEIVED, BASELINE OIL & GAS CORP., a Nevada corporation (the "Borrower"), promises to pay to the order of LAKEWOOD GROUP, LLC, a Delaware limited liability company ("Lender"), at 242 4th Street, Lakewood, New Jersey 08701, or at such other place as Lender may from time to time designate to Borrower in writing, the principal sum of One Million Seven Hundred Thousand Dollars ($1,700,000), in lawful money of the United States, together with interest, subject to the terms and condition set forth in this Secured Debenture (the "Debenture"), and any and all duly executed modifications, alterations or amendments hereto. Capitalized terms are defined in Paragraph 20 of this Debenture, unless otherwise defined in this Debenture.

1. INTEREST. Subject to Paragraph 7 below, interest shall accrue on the unpaid balance due under this Debenture from and after the date hereof at the rate of sixteen percent (16%) per annum (the "Interest Rate"). The Interest Rate shall be computed on the basis of a 360-day year and the number of calendar days elapsed during each year.

2. TERM; FINAL PAYMENT. Notwithstanding anything herein to the contrary, and subject to acceleration given an Event of Default (as defined below) or a Qualified Financing (as defined below), the term of this Debenture (the "Term") shall be six (6) months from the date of this Debenture. The outstanding principal amount of this Debenture, together with all accrued but unpaid interest then due and owing hereunder, shall be due and payable at the expiration of the Term (i.e. September 15, 2007) or at such earlier time as this Debenture is accelerated in accordance with Paragraph 7 below.

3. CLOSING FEE. In addition to all other amounts payable hereunder, Borrower shall pay to Lender a closing fee (the "Closing Fee") in an amount equal to $170,000, which Closing Fee shall be fully earned on the date hereof and payable on the earlier of (a) the date on which the outstanding principal amount is voluntarily or mandatorily prepaid in whole in accordance with Paragraph 12 below or (b) the date on which the outstanding principal amount of this Debenture becomes due and payable in accordance with Paragraph 2 above. In no event shall the Closing Fee be subject to rebate, reduction or prorating whatsoever.

4. METHOD OF PAYMENT. Borrower shall make each payment under this Debenture, whether pursuant to Paragraphs 2 or 3 hereof, at Lender's option, either by good check, subject to collection, or wire transfer of immediately available funds to an account designated in writing by Lender. All payments under this Debenture shall be applied when received by Lender, first in reduction of any special interest owing pursuant to Paragraph 3 above, then to accrued but unpaid interest pursuant to Paragraph 2 above, then to any late or other charge(s), and any balance in reduction of principal. If the date any payment is due is not a Business Day, such payment shall be due on the next Business Day.

5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to Lender as follows:

      (a) The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.

      (b) The Borrower has full power and authority and has taken all requisite action on the part of the Borrower, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Agreements, and (ii) authorization of the performance of all of the Borrower's obligations under the Agreements. The Agreements constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

      (c) This Debenture and the Warrants have been duly and validly authorized. Upon the due exercise of the Warrants, the shares of Borrower Common Stock issuable upon exercise thereof will be validly issued, fully paid and non-assessable, free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws. The Borrower has reserved a sufficient number of shares of Borrower Common Stock for issuance upon exercise of the Warrants.

      (d) The execution, delivery and performance by the Borrower of the Agreements and the offer, issuance and sale of the Warrants require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than those consents that have been obtained and post-sale filings pursuant to applicable state and federal securities laws which the Borrower undertakes to file within the applicable time periods.

      (e) The execution, delivery and performance of the Agreements by the Borrower and the issuance and sale of this Debenture and the Warrants will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Borrower's Articles of Incorporation or Bylaws, both as in effect on the date of this Debenture, or
(ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Borrower or any of its properties, or (b) any agreement or instrument to which the Borrower is a party or by which the Borrower is bound or to which any of the properties of the Borrower is subject.

      (f) The Borrower has made available to Lender through the EDGAR system true and complete copies of the Borrower's most recent Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 (the "10-K"), and all other reports filed by the Borrower pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), since the filing of the 10-K and prior to the date of this Debenture (collectively, the "SEC Filings"). The SEC Filings are the only filings required of the Borrower pursuant to the 1934 Act for such period. The Borrower and its subsidiaries, if any, are engaged in all material respects only in the businesses described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the businesses of the Borrower and its subsidiaries, if any.

      (g) At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

      (h) Except as disclosed in the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Borrower, its subsidiaries, if any, or any of their respective properties; and to the Borrower's knowledge, no such actions, suits or proceedings are threatened or contemplated.

      (i) The financial statements included in each SEC Filing fairly present the financial position of the Borrower and its subsidiaries, if any, as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis. Except as set forth in the financial statements of the Borrower included in the SEC Filings filed prior to the date of this Debenture, the Borrower has no liabilities, contingent or otherwise, except those which individually or in the aggregate would not have a material adverse effect on the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Borrower and its subsidiaries taken as a whole.

      (j) The Lender shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for brokerage or finder's fees or commissions that may be due in connection with the transactions contemplated by the agreements and any and all liability or responsibility for the payment of any commission or finder's fee to any Person shall remain the sole liability of the Borrower.

6. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (hereinafter "Event of Default") under this
Debenture:

A. The failure of the Borrower to make any payment due and payable under this Debenture within three (3) Business Days after the same becomes due and payable;

B. The failure of the Borrower to perform or observe, in a prompt and timely manner, any term, provision, covenant or agreement (including without limitation the failure to make any payment when due) in this Debenture or the other Agreements;

C. Any representation or warranty made by the Borrower in this Debenture or in any of the other Agreements shall have been untrue or misleading in any material respect;

D. If the Borrower or any of its subsidiaries files a petition in bankruptcy or for reorganization under any of the provisions of title 11, U.S. Code or any similar federal or state law for the relief of debtors, or if any such petition shall be filed against the Borrower or any of its subsidiaries and such petition is not dismissed within forth-five (45) days, or if the Borrower or any subsidiary of the Borrower makes an assignment for the benefit or creditors or otherwise becomes insolvent, or if a trustee, receiver, custodian or other fiduciary is appointed with respect to the business or assets of the Borrower or any subsidiary of the Borrower;

E. If the Borrower or any subsidiary of the Borrower discontinues operation for any reason whatsoever;

F. If the Borrower or any subsidiary of the Borrower sells substantially all of its assets to, merges or consolidates with or into, or participates in any joint venture or other business combination with, any entity;

G. If the Person(s) who, on the date of this Debenture, own fifty percent (50%) or more of the capital stock of the Borrower, at any time (i) collectively cease to be the legal and beneficial owners of at least, or
      (ii) sell, transfer or dispose of any of its stock in the Borrower to any third party resulting in such Person(s) collectively owning less than, or
      (iii) individually or together participate in any stock transaction with any third party resulting in such Person collectively owning less than, fifty percent (50%) of the voting stock of the Borrower;

H. If the Borrower Common Stock ceases to be quoted on the National Association of Securities Dealers, Inc. OTC Bulletin Board; or

I. If, for any or no reason, the security interests granted to Lender in the Security Agreement or the Mortgage shall be determined to be void, voidable, invalid or unperfected or are ineffective to provide Lender with a first priority perfected security interest in the collateral covered by the Security Agreement or the Mortgage senior to all other security interests in such collateral.

J. If on or after March 31, 2007, Lender (as determined by it in its sole discretion) has not received a first priority perfected security interest in all assets of Borrower.

7. REMEDIES; ACCELERATION. If an Event of Default under Paragraph 6(D) shall occur, then this Debenture shall immediately become due and payable, without notice. Upon the occurrence of any other Event of Default, and notwithstanding anything to the contrary in this Debenture or in any of the other Agreements, and in addition to any rights or remedies available to Lender at law or in equity, Lender, in its sole and absolute discretion, may declare the whole principal sum with accrued interest (and all other amounts payable under this Debenture and all of the other Agreements) to be immediately due and payable. In addition, upon the occurrence of an Event of Default, the interest rate payable on the indebtedness evidenced by this Debenture shall automatically be increased to the lesser of twenty percent (20%) or the maximum rate permitted by applicable law (the "Default Rate"). Exercise of any rights by Lender under this Paragraph 7 shall not be deemed an election of remedies, precluding the further exercise of any rights or remedies in response to or in connection with the events giving rise to such exercise.

8. INDEBTEDNESS COVENANT. Borrower hereby represents and warrants that it does not currently have, and at no time prior to payment in full in cash of all amounts due hereunder shall it have, any indebtedness outstanding secured by any of its assets other than the indebtedness arising under this Debenture.

9. COSTS OF COLLECTION. All expenses incurred by Lender or any of its affiliates, including its agents (including, but not limited to, attorneys' fees) in enforcing this Debenture or in protecting, enforcing or foreclosing any lien, charge or other security interest granted to Lender (or its designee) to secure payment of this Debenture, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to Lender's transactions with the Borrower, shall be paid for by the Borrower, and shall be added to the amount of this Debenture, with interest to accrue on such amounts at the Default Rate set forth herein, if not paid on demand.

10. SECURED OBLIGATION. This Debenture is secured by the collateral described in the Mortgage and the Security Agreement which grants Lender certain rights with respect to such collateral upon an Event of Default.

11. WAIVER OF PRESENTMENT, DEMAND FOR PAYMENT, ETC. The Borrower waives presentment, demand for payment, protest and notice of protest and notice of dishonor of this Debenture.

12. OPTIONAL PREPAYMENT; MANDATORY PREPAYMENT. The Borrower may, in its sole discretion, prepay this Debenture, in full or in part, at any time upon three
(3) days' advance written notice to Lender. Concurrent with the consummation of a Qualified Financing, the Borrower shall be required to prepay this Debenture in full.

13. AMENDMENT; WAIVER. The terms and conditions of this Debenture shall not be amended, changed, terminated or waived except by a writing, duly executed by Lender and the Borrower.

14. GOVERNING LAW. This Debenture has been delivered in the State of New Jersey and is to be construed and enforced according to, and governed by, the laws of the State of New Jersey without respect to otherwise applicable rules or principles of conflict of laws.

15. BINDING EFFECT, AUTHORITY. This Debenture shall be binding upon the Borrower, its successors and assigns, and shall inure to the benefit of Lender, and its designees, successors and assigns.

16. CONSTRUCTION. Whenever possible, each provision of this Debenture shall be interpreted independent of each other provision hereof, and in such manner as to be effective and valid under applicable law. If any provision hereof shall be prohibited by or shall be invalid under any law, such provision shall be effective to the extent permitted by such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Debenture. Since the enforcement of this Debenture after an Event of Default will require the attention of Lender's senior management and consequently distract senior management from running its business, the harm occasioned by an Event of Default will be both impractical and impossible to measure or forecast given the distraction and lost opportunities suffered as a result of such Event of Default, and therefore, the parties hereto specifically agree that the increase in the Interest Rate and the charges specified in Paragraphs 7 through 9 above are not penalties, but freely negotiated and bargained for damages agreed to in good faith by the parties hereto. The Borrower, for itself, its successors and assigns, hereby knowingly, voluntarily and intentionally waives any claim that, and any right to assert any claim that, the aforesaid charges and interest are unenforceable as penalties or otherwise.

17. CONSENT TO JURISDICTION. The Borrower hereby irrevocably submits to the jurisdiction of the courts of the State of New Jersey located in Essex County and the United States District Court for the District of New Jersey for the purposes of any suit, action or other proceeding brought by Lender arising out of or based upon this Debenture, and agrees that any such suit, action of other proceeding shall only be brought in such courts. THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT BORROWER IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT BORROWER'S PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS DEBENTURE MAY NOT BE ENFORCED IN OR BY SUCH COURT.

18. RIGHTS, CUMULATIVE; FORBEARANCE. The rights, powers and remedies given to Lender under this Debenture shall be in addition to and not in lieu of all rights, powers and remedies given to it by virtue of any of the other Agreements, or otherwise available to Lender under the law or in equity. Any forbearance, failure or delay by Lender in exercising any right, power or remedy under this Debenture or in any of the other Agreements, or otherwise available to Lender shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

19. WAIVER OF JURY TRIAL. THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO REQUEST OR TO HAVE A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS DEBENTURE AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER. By accepting this Note, Lender also waives its right to request a trial by jury.

20. DEFINED TERMS. For purposes of this Debenture, the following terms shall have the meanings set forth below:

      (a) "Agreements" means this Debenture, the Security Agreement, the Mortgage and the Warrants.

      (b) "Borrower Common Stock" means the common stock, par value $0.001 per share, of the Borrower.

      (c) "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

      (d) "Mortgage" means that certain first mortgage in favor of Lender on certain of the Borrower's assets, as more fully set forth in the Security Agreement.

      (f) "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

      (g) "Qualified Financing" means an equity or debt financing by the Company, in one transaction or a series of related transactions, yielding gross proceeds to the Company of no less than fifteen million dollars ($15,000,000)

      (g) "Security Agreement" means collectively any Security Agreement between Lender and Borrower pursuant to which Borrower secures the obligations of the Borrower under this Debenture."

21. FEES AND EXPENSES. Borrower agrees to pay all reasonable fees and expenses incurred by Lender (including fees and expenses of outside counsel and any local counsel retained by Lender) in connection with the negotiation and execution of this Debenture and the related agreements in an amount not to exceed $25,000 in the aggregate. Such amount shall be deducted from the amount actually disbursed to the Borrower pursuant to this Debenture.

      IN WITNESS WHEREOF, the Borrower has caused this Debenture to be duly executed and delivered as of the day and year first above written.

                            BORROWER:
                            BASELINE OIL & GAS CORP.

                            By:
                                -----------------------
                            Name:
                                  ---------------------
                            Title:
                                   --------------------